UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2024

First Eagle Private Credit Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01642	87-6975595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1345 Avenue of the Americas
New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 698-3300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 7, 2024 (“Third Amendment Date”), First Eagle Private Credit Fund SPV, LLC (the “Subsidiary”), as borrower, a wholly-owned financing subsidiary of First Eagle Private Credit Fund (the “Fund”), entered into the third amendment to the loan and servicing agreement (“Third Amendment”), amending that certain loan and servicing agreement (the “Loan Agreement”) by and between the Subsidiary, as borrower, the Fund, as transferor, Morgan Stanley Bank, N.A., as initial lender, certain other lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”), U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as account bank and collateral custodian. The Third Amendment (i) reduces the “applicable margin” component of the interest rate to be 2.55% per annum during the revolving period and 3.05% per annum during the amortization period; (ii) amends the 5% PIK loan concentration limitation component of the borrowing base to exclude from that concentration limitation PIK loans with a minimum cash spread of at least 5% paid quarterly; (iii) increases the minimum utilization amount under the Loan Agreement to be 75% of the commitments under the Loan Agreement; and (iv) resets as of the Third Amendment Date the time period the prepayment premium is due in connection with reducing or terminating commitments under the Loan Agreement. The foregoing description is only a summary of certain of the provisions of the Third Amendment and is qualified in its entirety by the underlying agreement, which is filed as exhibit 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

10.1	Third Amendment to Loan and Servicing Agreement (dated as of November 7, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST EAGLE PRIVATE CREDIT FUND

Date: November 12, 2024	By:	/s/ Sabrina Rusnak-Carlson
	Name:	Sabrina Rusnak-Carlson
	Title:	General Counsel and Secretary